EXHIBIT 10.1

LEASE TERMINATION AGREEMENT

THIS LEASE TERMINATION AGREEMENT ("Agreement") is executed this 25th day of April , 2016, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership ("Landlord"), and INTERACTIVE INTELLIGENCE GROUP, INC., an Indiana corporation ("Tenant").

WHEREAS, Landlord and Tenant entered into a certain lease dated May 6, 2014 (the "Lease") under which Tenant occupies certain space (the "Leased Premises") in an office building commonly known as Woodland I, located at 7602 Interactive Way, Indianapolis, Indiana 46278;

WHEREAS, Landlord and Tenant desire to terminate and cancel the Lease and to release each other from their respective obligations under the Lease as provided herein;

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Agreement.

1.    Provisions Respecting Termination of Lease. The Lease shall be terminated and cancelled as of 11:59 p.m. on September 30, 2016 (the "Termination Date"). Tenant shall surrender possession of the Leased Premises on or before the Termination Date in accordance with the terms of the Lease.

2.    Release Upon Agreement. Upon the Termination Date, Landlord and Tenant shall be released and discharged from their respective obligations under the Lease, and neither party shall have any further liability under the Lease, excluding, however, the obligations of Tenant attributable to any period of the Lease on or prior to the Termination Date (including without limitation the payment of Minimum Annual Rent and the Annual Rental Adjustment) and any obligations of Tenant under the Lease which survive termination thereof.

3.    Contingency. This Agreement is contingent upon Landlord and Tenant entering into (i) that certain First Lease Amendment for the space leased by Tenant in the building commonly known as Woodland V; (ii) that certain Second Lease Amendment for the space leased by Tenant in the building commonly known as Woodland VII; and (iii) that certain First Lease Amendment for the space leased by Tenant in the building commonly known as Woodland VI (collectively, the "Contingency"). In the event this Contingency is not satisfied, upon written notice from Landlord, this Agreement shall be void and of no further force or effect, and the Lease shall continue notwithstanding this Agreement.

4.    Default. In the event Tenant fails to surrender the Leased Premises as provided in Paragraph 1 above, Landlord shall have the option of (i) declaring this Agreement void, in which event the Lease shall remain in full force and effect, or (ii) enforcing this Agreement. In either case, Landlord shall be entitled to reimbursement from Tenant for Landlord’s attorneys’ fees, court costs and all other damages resulting from Tenant’s breach.

5.    Successorship. This Agreement shall be binding upon and inure to the benefit of Landlord and Tenant and their respective successors and assigns.

6.    Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Indiana.

7.    Examination of Agreement. Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, should not be relied upon by Tenant, and it is not effective or binding until execution by and delivery to both Landlord and Tenant.

[SIGNATURES CONTAINED ON THE FOLLOWING PAGES]

EXECUTED as of the date set forth above.

LANDLORD:

DUKE REALTY LIMITED PARTNERSHIP,
an Indiana limited partnership

By:    Duke Realty Corporation,
its general partner

By: /s/ Charles E. Podell
Charles E. Podell
Senior Vice President
Indiana and Ohio Region

STATE OF INDIANA     )
) SS:
COUNTY OF HAMILTON     )

Before me, a Notary Public in and for said County and State, personally appeared Charles E. Podell, by me known and by me known to be the Senior Vice President, Indiana and Ohio Group, of Duke Realty Corporation, an Indiana corporation, the general partner of Duke Realty Limited Partnership, an Indiana limited partnership, who acknowledged the execution of the foregoing "Lease Termination Agreement" on behalf of said partnership.

WITNESS my hand and Notarial Seal this 25th day of April , 2016.

/s/ Genevieve Boyle
Notary Public

Genevieve Q. Boyle
Printed Signature

My Commission Expires: 8/4/2021

My County of Residence: Marion

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

TENANT:

INTERACTIVE INTELLIGENCE GROUP, INC., an Indiana corporation

By: s/ Ashley Vukovits

Printed: Ashley Vukovits

Title: CFO

STATE OF INDIANA     )
) SS:
COUNTY OF MARION     )

Before me, a Notary Public in and for said County and State, personally appeared Ashley Vukovits , by me known and by me known to be the CFO of Interactive Intelligence Group, Inc., an Indiana corporation, who acknowledged the execution of the foregoing "Lease Termination Agreement" on behalf of said corporation.

WITNESS my hand and Notarial Seal this 25th day of April , 2016.

/s/ Traci L. Shaw
Notary Public

Traci L. Shaw
Printed Signature

My Commission Expires: 3/14/2023

My County of Residence: Boone

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